COMMERCIAL LINE OF CREDIT AGREEMENT
                                                            DATE OF AGREEMENT
                                                                   12/07/1998

DEBTOR'S NAME(S)                                    LENDER'S NAME AND ADDRESS
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TOWER TECH, INC.                                            People First Bank
                                                                       Edmond
                                                                P.O. Box 5258
                                                               Enid, OK 73702
DEBTOR'S ADDRESS

11935 S. 1-44 SERVICE ROAD
OKLAHOMA CITY, OK 73173

AMOUNT OF CREDIT LINE   EXPIRATION DATE     COMMITMENT FEE       INTEREST RATE

$4,000,000.00             01 07, 2000            $.00                  9.25%

COLLATERAL

Accounts Receivable Inventory



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FOR VALUE  RECEIVED,  the  undersigned  Lender as of the date of this Agreement, agrees to make loans from time to time to the undersigned Debtor subject to the following terms and conditions of this Commercial Line of Credit Agreement ("Agreement"):

1.   AMOUNT  OF  CREDIT  LINE.  The  aggregate   unpaid  balance  of  all  loans
     outstanding at any one time under this Agreement shall not exceed the Amount of Credit Line indicated above.

     All Loans made hereunder shall reference this Agreement.

2. EXPIRATION DATE. No loan under this Agreement shall be made on a date beyond the Expiration Date stated above. Individual loans made pursuant to this Agreement may have a maturity date subsequent to the Expiration Date.

    Both parties recognize that Lender as of date of this Agreement may have loans outstanding to Debtor which are not made under this Agreement and Lender may in the future make loans other than loans made pursuant to this Agreement.

3. INTEREST RATE. The Interest Rate on loans made under this Agreement shall be as stated above. Debtor agrees to pay the above Commitment Fee upon signing this Agreement. The commitment Fee is earned when paid.

4. COLLATERAL. The Collateral for loans made under this Agreement is indicated above and, as applicable, by signed security agreements, mortgages/deeds of trust, and any necessary financing statements on forms provided by Lender. Loans may be further supported by endorsers, separate quantities by third parties, and by loan agreements and other undertakings as mutually agreed by Lender and by Debtor.

5. NOTE FORM PROVISIONS. Loans made under this Agreement shall be on promissory note forms satisfactory to and provided by Lender.

6. PAYMENTS. Debtor shall have the right at any time to prepay without penalty any or all loans outstanding under this Agreement. All payments will not be deemed to have been made until such payments are received in collected funds.

7. OBLIGATION TO LEND. Lender shall be under no obligation to make loans under this Agreement upon the existence or occurrence of any event or condition whereby Debtor is in default on any indebtedness to Lender or to others, or whereby the provisions of any acceleration clause have become operative with respect to any promissory note, obligation or undertaking to Lender or to others. If any condition or event occurs that permits the Lender to decline to make loans under this Agreement. Lender may also terminate this Agreement by sending notice to Debtor and exercise all right and remedies provided in any promissory note, mortgage/deed of trust, security agreement or related document and under law, including the right to demand the Debtor immediately pay all amounts owed to the Lender...

8. NOTICES. Notices to Debtor are effective when sent postage prepaid to the address received by Lender, or when delivered. Notice to Lender occurs upon receipt by an officer of the Lender. If any conflict occurs between this Agreement and any promissory note, mortgage/deed of trust, security agreement or related document, this Agreement will control. Otherwise this Agreement is an addition to and not in limitation of the provision of any other document.

9. GOVERNING LAW. This Agreement and related notes and documents are to be construed and governed by the laws of the sate indicated in the address of the Lender shown above.

     Debtor acknowledges receipt of a copy of this Agreement.


                             DEBTORS' SIGNATURES(S)

                                TOWER TECH, INC.

    By:  CHARLES WHITSITT, CHIEF FINANCIAL OFFICER

LOAN AGREEMENT                                       DATE OF AGREEMENT
                                                     12/07/1998

DEBTOR'S NAME(S)                                     LENDER'S NAME AND ADDRESS
-------------------------------------------------------------------------------

TOWER TECH, INC.
                                                      People First Bank, Edmond
                                                      P.O. Box 5258
                                                      Enid, OK 73702

DEBTOR'S ADDRESS
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11935 S. 1-44 SERVICE ROAD
OKLAHOMA CITY, OK 73173

The undersigned Debtor with principal office, place of record keeping and mailing address as shown above, hereby acknowledges receipt of proceeds, or some part thereof, or renewal thereof, of the following described loan and/or extension of credit from the Lender named in this Agreement:

         Loan # 124436 dated  12/07/1998 in the amount of  $4,000,000.00  with a maturity date of 01/07/2000.

IN CONSIDERATION of Lender making such loan and or extension of credit, or any part thereof, Debtor agrees as follows:

A. Financial Information. To deliver to Lender within the stated time limits the following financial information and income tax returns as of the dates and for the period indicated: Borrower to provide Borrowing Base certificate with detailed accounts receivable aging within 15 days of each month's end. Borrower to provide quarterly 10-QSB reports within 5 days of filing. Borrower to provide audited annual financial statements on Tower Tech, Inc. and annual financial statements on guarantor, Harold Curtis.

B. Litigation. To inform Lender promptly of any litigation, or of any claim or controversy which might become the subject of litigation, against Debtor or affecting any of Debtor's property, if such litigation, in the event of an unfavorable outcome, would have a material adverse effect on Debtor's financial condition;
C. Taxes. To pay promptly when due any and all taxes, assessments and governmental charges against Debtor or against any of Debtor's property, unless the same is being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefore:
D. Labor and Material. To pay promptly all lawful claims whether for labor, materials or otherwise, which ;might or could, if unpaid, become a lien or charge on any property or assets of Debtor, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefore:
E. Insurance. To maintain with financially sound and reputable insurance organizations approved by Lender, insurance of the kinds and covering the risks and in the amounts usually carried by companies engaged in businesses similar to that of Debtor, which insurance in all events shall be satisfactory to Lender and provide suitable loss payable clauses in favor of Lender, and, at Lender's request deliver to Lender evidence of the maintenance of such insurance; and
F. Accounting Records. To maintain adequate records in accordance with generally accepted accounting principles of all transactions so that at any time and from time to time the true and complete financial condition of the Debtor may be readily determined.
G.         Additional Terms.  See Attached Exhibit "B".


LENDER'S SIGNATURE                                DEBTOR'S SIGNATURE(S)

CONFIRMED
People first Bank                                 TOWER TECH, INC.
Edmond

BY:  ss/DAN R. BALES                              BY:  ss/ CHARLES D. WHITSITT
---------------------                             -----------------------------

       Dan R. Bales                               Charles D. Whitsitt
       Sr. Vice President                         Chief Financial Officer


                                   EXHIBIT "B"
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1)   Borrower  to maintain a tangible  net worth of no less than  $15,000,000.00 tested quarterly. Tangible net worth defined as assets (less loans and advances to employees, goodwill and intangibles) less total liabilities (minus subordinated debt.)

2) Borrower to move operating account to People First Bank and establish lock box.

3) Borrower will pay an annual non-usage fee of .25 of 1.00% which will be calculated on the average unused portion of the line and paid by the borrower quarterly.

4)   All  reasonable   expenses   incurred  by  the  Bank   pertaining  to  this
     transaction, including legal expenses, are to be paid by Tower Tech, Inc.

5) Tower Tech, Inc. agrees to carry on its business activities in substantially the manner such activities are conducted on the date of this agreement, with the exception of the rental fleet division sale, and not make any material change in the nature of its business. Tower Tech, Inc.


                                                  By:  ss/CHARLES WHITSITT
                                                       ------------------------
                                                       Charles Whitsitt
                                                       Chief Financial Officer

                                                      Dated:  December 7, 1998